UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2021

East Resources Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-39403	85-1210472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 NW Beacon Square Boulevard Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 826-3620
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

As previously reported, on August 16, 2021, East Resources Acquisition Company (the “Company”) was notified by the staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Staff had determined to initiate procedures to delist the Company’s securities due to the Company’s non-compliance, following the termination of the phase-in period provided under Nasdaq Listing Rule 5615(b)(1), with the continued listing requirements as set forth in Nasdaq Listing Rules 5605(b)(1) and 5605(d)(2)(A) regarding the composition of the Company’s board of directors (the “Board”) and the Board’s compensation committee (the “Compensation Committee”), respectively, because a majority of the Board is not comprised of independent directors and the Compensation Committee is not comprised of at least two independent directors, which delisting procedures will be stayed once the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”).  On August 17, 2021, the Company timely requested a hearing before the Panel, which request served to stay any such delisting action by Nasdaq pending the outcome of the hearing process.

Additionally, as previously reported, on August 17, 2021, the Company was notified by the Staff that the Staff had determined that, beginning on April 4, 2021 due to the previously reported passing of Board member Allen F. Sobol, the Company was not in compliance with the continued listing requirements as set forth in Nasdaq Listing Rule 5605(c)(2)(A) regarding the composition of the Board’s audit committee (the “Audit Committee”) because the Audit Committee is not comprised of at least three independent directors.  In accordance with Nasdaq Listing Rule 5605(c)(4), the Company has an automatic cure period in order to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which will expire on October 1, 2021 (the “Compliance Deadline”).

In order to regain compliance with the applicable Nasdaq listing rules prior to the Compliance Deadline, the Company has taken the actions described in this Current Report on Form 8-K (this “Current Report”). Following the events described in this Current Report, (a) a majority of the Board is comprised of independent directors, (b) the Compensation Committee is comprised of two independent directors and (c) the Audit Committee is comprised of three independent directors. Accordingly, the Company believes it is now in full compliance with the applicable Nasdaq listing rules and will request that the Staff confirm the Company’s compliance status. Upon such confirmation, the Company will request that the hearing before the Panel and delisting actions be canceled.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Independent Director

Effective as of September 10, 2021, the Board appointed Thomas A. Lopus as a director of the Company to fill the vacancy on the Board that resulted from the previously report passing of Mr. Sobol. The Board has determined that Mr. Lopus satisfies the definition of “independent director” under the NASDAQ listing standards. Mr. Lopus has been designated as a Class II director with a term expiring at the second annual meeting of the Company’s stockholders. He was also appointed to serve on the Audit Committee.

In connection with his appointment to the Board, Mr. Lopus will enter into a joinder to the letter agreement on substantially the same terms as previously entered into by and among the Company and each of its other directors in connection with the Company’s initial public offering, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on July 27, 2020 and is incorporated herein by reference.  Mr. Lopus will enter into the Company’s standard indemnity agreement.  Additionally, it is expected that the Company’s sponsor will transfer 5,000 shares of the Company’s Class B Common Stock, par value $0.0001 per share, to Mr. Lopus.

Other than the foregoing, there are no arrangements or understandings between Mr. Lopus and any other persons pursuant to which Mr. Lopus was appointed as a director of the Company. In addition, there are no family relationships between Mr. Lopus and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Furthermore, since the inception of the Company, there have been no transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Lopus had or will have a direct or material interest, and there are currently no such proposed transactions.

Departure of Directors

Effective as of September 10, 2021, Gary L. Hagerman, Jr. and Kim Pegula each resigned as a director of the Company.  Mr. Hagerman will continue to serve in his current role as Chief Financial Officer and Treasurer of the Company.

The resignation of each of Mr. Hagerman and Ms. Pegula as a director of the Company was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, and is intended to facilitate the Company’s compliance with the independence requirements under the Nasdaq listing rules.

Committee Composition and Board Size

In connection with the foregoing, (a) Thomas W. Corbett, Jr., an existing independent director of the Company, was appointed to serve on the compensation committee of the Board, (b) William A. Fustos, an existing independent director of the Company and member of the Audit Committee, was determined to be an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act of 1934, as amended, and (c) the size of the Board was reduced from seven to five.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Resources Acquisition Company

Date: September 10, 2021	By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer

4